Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Gold Standard Mining Corp. (the “Company”) hereby certifies that, to his knowledge:

(i)

The Quarterly Report on Form 10-Q/A of the Company for the fiscal quarter ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2011	By: /s/ Pantelis Zachos Pantelis Zachos Chief Executive Officer, Chief Financial Officer (Principal Financial and Accounting Officer)